                                                                    EXHIBIT 10.1


                             STOCK VOTING AGREEMENT


         STOCK VOTING AGREEMENT, dated as of August 2, 2002 (this "AGREEMENT"), by and between the stockholder whose name and address is set forth on the signature page hereto ("STOCKHOLDER") and Triangle Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY").

         WHEREAS, Stockholder owns, as of the date hereof, the number of shares of the Company's Common Stock, $.001 par value per share (the "COMMON STOCK"), set forth opposite its name on the signature page hereto (such shares of Common Stock, together with any shares of Common Stock acquired after the date hereof and prior to the termination hereof, hereinafter collectively referred to as the "SHARES");

         WHEREAS, the Board of Directors of the Corporation has, today, amended the Corporation's 1996 Stock Incentive Plan (the "Plan") to (i) provide for a one-time increase of 3,000,000 shares of Common Stock available for issuance under the Plan, and (ii) increase the number of options which may be granted to any one person in the aggregate per calendar year to 1,500,000, all as set forth in the amendment attached hereto as Exhibit A (the "PLAN AMENDMENT");

         WHEREAS, the Board of Directors of the Corporation has resolved and directed that the Plan Amendment shall be subject to approval by the stockholders of this Corporation at a special meeting to be convened for such purpose as soon as practicable after the date hereof (the "SPECIAL MEETING");

         WHEREAS, the Stockholder, believing the Plan Amendment to be in the best interests of the Corporation, wishes to approve the Plan Amendment and to facilitate its approval by the requisite vote of the holders of Common Stock at the Special Meeting by entering into this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, and intending to be legally bound hereby, the parties agree as follows:

         1.       AGREEMENT TO VOTE.

                  1.1 AGREEMENT TO VOTE. Stockholder hereby revokes any and all previous proxies with respect to the Shares held of record or beneficially by Stockholder and irrevocably agrees to vote and otherwise act, with respect to all of the Shares, for (i) the approval of the Plan Amendment and (ii) any other actions related to (i), and against any proposal or transaction which could prevent or delay the approval of the Plan Amendment, at the Special Meeting or any meeting or meetings of the stockholders of the Company, and any adjournment, postponement or continuation thereof, at which the Plan Amendment or such other related actions are submitted for the consideration and vote of the stockholders of the Company. The foregoing shall remain in effect with respect to the Shares until the termination of this Agreement. Stockholder shall execute such additional documents as the Company may reasonably request to effectuate the foregoing.

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                  1.2 PROXY. Stockholder hereby grants to, and appoints Robert
Amundsen, Jr. and R. Andrew Finkle, each of them individually, Stockholder's irrevocable (until the termination of this Agreement) proxy and attorney-in-fact (with full power of substitution) to vote the Shares as indicated in Section 1.1 above. Stockholder intends this proxy to be irrevocable (until the termination of this Agreement) and coupled with an interest and will take such further action and execute such other instruments as may be necessary to effectuate the intent of this proxy.

         2. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER. Stockholder hereby represents and warrants as follows:

                  2.1 OWNERSHIP OF SHARES. Stockholder is the beneficial owner, and has sole power to vote and dispose of the Shares. On the date hereof, the Shares constitute all of the outstanding shares of Common Stock owned of record or beneficially by Stockholder.

                  2.2 AUTHORITY; BINDING AGREEMENT. Stockholder has the full legal right, power and authority to enter into and perform all of Stockholder's obligations under this Agreement. The execution and delivery of this Agreement by Stockholder will not violate any other agreement to which Stockholder is a party, including, without limitation, any voting agreement, stockholders' agreement or voting trust. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws now or hereafter in effect affecting creditors' rights and remedies generally or general principles of equity. Neither the execution and delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will (i) violate, or require any consent, approval or notice under any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Stockholder or the Shares or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Stockholder is a party or by which Stockholder is bound.

         3.       COVENANTS OF STOCKHOLDER.

                  3.1 Except as permitted by the terms of this Agreement or in a manner which would cause the Shares to be voted in accordance with Section 1 hereof, Stockholder hereby covenants and agrees that prior to the termination of this Agreement, Stockholder shall not, directly or indirectly grant any proxies or powers of attorney with respect to any Shares, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares, or take and action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or would result in breach by Stockholder of its obligations under this Agreement.

                  3.2 AGREEMENT TO RETAIN SHARES PENDING RECORD DATE. The Company has established the close of business on Monday, August 5, 2002 as the record date for the Special Meeting (the "RECORD DATE"). Between the date here of and the close of business on the day after the Record Date, Stockholder shall not sell, assign, or transfer, or authorize any brokerage firm or nominee holder of the Shares to sell, assign, or transfer the Shares.

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         4.       NOTIFICATIONS.  The Stockholder  shall,  while this
Agreement is in effect, notify the Company promptly, but in no event later than two days, of any shares of Common Stock acquired by Stockholder after the date hereof or disposed of by Stockholder after the Record Date.

         5. TERMINATION. This Agreement shall terminate on the earlier of (i) the day after the date of the Special Meeting and any adjournment, postponement or continuation thereof, at which the Plan Amendment or such other related actions are submitted for the consideration and vote of the stockholders of the Company or (ii) if no such meeting shall have taken place before such date, on December 31, 2002.

         6. ACTION IN STOCKHOLDER CAPACITY ONLY. If the Stockholder is an officer or director of the Company, or if a representative of the Stockholder is an officer or director of the Company, the Stockholder does not make any agreement or understanding herein as an officer or director of the Company; rather, Stockholder signs solely in Stockholder's capacity as a record holder and beneficial owner of the Shares, and nothing herein shall limit or affect any actions taken in Stockholder's capacity as an officer or director of the Company, including without limitation the exercise of such Stockholder's or representative's duties as an officer or director.

         7.       MISCELLANEOUS.

                  7.1 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally or by next-day courier or telecopied (with confirmation of receipt) to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied or one day after delivery to a courier for next-day delivery.

                  IF TO THE COMPANY:

                           Triangle Pharmaceuticals, Inc.
                           4 University Place
                           4611 University Drive
                           Durham, North Carolina 27707
                           Attn:  R. Andrew Finkle, Esq.
                           Fax Number:  919-402-1192

                  WITH A COPY TO:

                  Smith, Anderson, Blount, Dorsett,
                     Mitchell & Jernigan, L.L.P.
                  2500 First Union Capitol Center
                  Raleigh, North Carolina  27601
                  Attention:   Gerald F. Roach, Esq.
                  Fax Number:  919-821-6800

                  IF TO STOCKHOLDER:

                  To the address set forth on the signature page hereto.

                  7.2 DEFINITIONS.  For purposes of this Agreement:

                  (a) "beneficially own" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 of the Exchange Act), including pursuant to any agreement, arrangement or understanding whether or not in writing. Without duplicative counting of the same securities by the same holder, securities beneficially owned by a Person shall include securities beneficially owned by all other Persons with such Person would constitute a "group" as described in Section 13(d)(3) of the Exchange Act.

                  (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (c) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                  7.3 ENTIRE AGREEMENT. This Agreement, together with the documents expressly referred to herein, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter contained herein.

                  7.4 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  7.5 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representatives, successors and permitted assigns; provided, however, that this Agreement shall not be binding upon any party to whom the Stockholder transfers or disposes any Shares in a bona fide transaction.

                  7.6 GOVERNING LAW. This Agreement, and all matters relating hereto, shall be governed by, and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

                  7.7 INJUNCTIVE RELIEF; JURISDICTION. Stockholder agrees that irreparable damage would occur and that the Company would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches by Stockholder of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of North Carolina or in any North Carolina state court (collectively, the "COURTS"), this being in addition to any other remedy to which the Company may be entitled at law or in equity. In addition, each of the parties hereto
(i) irrevocably consents to the submission of such party to the personal jurisdiction of the Courts in the event that any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any of the Courts and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Courts.

                  7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

                  7.9 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

                        [Signatures appear on next page]


                                   * * * * * *

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    /s/ Chris A.Rallis
                                               -----------------------
                                           Name:  Chris A. Rallis
                                           Title: President & COO

STOCKHOLDER: ____________________*

                                           Number of Shares of Common Stock
                                           held by Stockholder:

By: ______________________________         ____________________________
Name:
Title:
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER:  ABBOTT LABORATORIES*

                                           Number of Shares of Common Stock
                                           held by Stockholder:


By:      /s/ Thomas C. Freyman
        -------------------------------    -----------------------------------
Name:    Thomas C. Freyman
Title:   Senior Vice President, Finance
         and Chief Financial Officer
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER:  ANTHONY B. EVNIN*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Anthony B. Evnin
        -------------------------------    -----------------------------------
Name:    Anthony B. Evnin
Title:
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: STANDISH FLEMING*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Standish Fleming
        -------------------------------    -----------------------------------
Name:    Standish Fleming
Title:
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: FLEMING FAMILY TRUST*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Standish Fleming
        -------------------------------    -----------------------------------
Name:    Standish Fleming
Title:   Trustee
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: FLEMING FAMILY CHILDREN'S TRUST*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Standish Fleming
        -------------------------------    -----------------------------------
Name:    Standish Fleming
Title:   Trustee
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: FORWARD II ASSOCIATES, LLC*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Standish Fleming
        -------------------------------    -----------------------------------
Name:    Standish Fleming
Title:   Managing Member
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: FORWARD VENTURES II, LP*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Standish Fleming
        -------------------------------    -----------------------------------
Name:    Standish Fleming
Title:   Managing Member
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: FORWARD VENTURES III, LP*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Standish Fleming
        -------------------------------    -----------------------------------
Name:    Standish Fleming
Title:   Managing Member
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: FORWARD VENTURES IV, LP*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Standish Fleming
        -------------------------------    -----------------------------------
Name:    Standish Fleming
Title:   Managing Member
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: FORWARD VENTURES IV B, LP*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Standish Fleming
        -------------------------------    -----------------------------------
Name:    Standish Fleming
Title:   Managing Member
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: DENNIS GILLINGS*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Dennis Gillings
        -------------------------------    -----------------------------------
Name:    Dennis Gillings
Title:
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: GRABOWSKI ASSOCIATES PENSION PLAN*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Henry Grabowski
        -------------------------------    -----------------------------------
Name:    Henry Grabowski
Title:   Trustee
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: GEORGE MCFADDEN *

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ George McFadden
        -------------------------------    -----------------------------------
Name:    George McFadden
Title:
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: ALEXANDER B. MCFADDEN TRUST*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ George McFadden
        -------------------------------    -----------------------------------
Name:    George McFadden
Title:   Trustee
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: BIJOU TRUST*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ George McFadden
        -------------------------------    -----------------------------------
Name:    George McFadden
Title:   Power of Attorney
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: CAROL MCFADDEN*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ George McFadden
        -------------------------------    -----------------------------------
Name:    George McFadden
Title:   Power of Attorney
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: GEM TRUST*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ George McFadden
        -------------------------------    -----------------------------------
Name:    George McFadden
Title:   Power of Attorney
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: GEORGE & LESLEY MCFADDEN TRUST*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ George McFadden
        -------------------------------    -----------------------------------
Name:    George McFadden
Title:   Trustee
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    _______________________
                                           Name:
                                           Title:

STOCKHOLDER: WILHELMINA JOSEPHINE MCFADDEN TRUST*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ George McFadden
        -------------------------------    -----------------------------------
Name:    George McFadden
Title:   Trustee
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: QFINANCE, INC. *

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ James Bierman
        -------------------------------    -----------------------------------
Name:    James Bierman
Title:   Chief Financial Officer and
         Executive VP
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: CHRIS A. RALLIS*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Chris A. Rallis
        -------------------------------    -----------------------------------
Name:    Chris A. Rallis
Title:
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: THE RALLIS RICHNER FOUNDATION*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Chris A. Rallis
        -------------------------------    -----------------------------------
Name:    Chris A. Rallis
Title:   President
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: VENROCK ASSOCIATES*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Anthony Evnin
        -------------------------------    -----------------------------------
Name:    Anthony Evnin
Title:
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: VENROCK ASSOCIATES II, LP*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Anthony Evnin
        -------------------------------    -----------------------------------
Name:    Anthony Evnin
Title:
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.

                   [SIGNATURE PAGE TO STOCK VOTING AGREEMENT]



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                           TRIANGLE PHARMACEUTICALS, INC.


                                           By:    ________________________
                                           Name:
                                           Title:

STOCKHOLDER: WARBURG PINCUS PRIVATE EQUITY VIII, LP*

                                           Number of Shares of Common Stock held
                                           by Stockholder:


By:      /s/ Jonathan Leff
        -------------------------------    -----------------------------------
Name:    Jonathan Leff
Title:   Partner
Address:
Attention:
Fax Number:


---------
* Instructions: Each entity or person that is an affiliate of the Stockholder which holds stock in the Company must execute a separate signature page.